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                                                                    EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated November 15, 1999 included in McLaren Automotive Group, Inc.'s (formerly named ASHA Corporation) Form 10-KSB for its fiscal year ended September 30, 1999.



/s/ Arthur Andersen LLP

Detroit, Michigan,
 March 13, 2000.


















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